Supplement Dated November 17, 2023
To The Initial Summary Prospectus Dated August 28, 2023 For

PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced initial summary prospectus. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of the initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective November 17, 2023, your initial summary prospectus is revised as follows:

➢    In the section titled "BENEFITS AVAILABLE UNDER THE CONTRACTS", in the table titled "Add-On Death Benefits Available For a Fee", in the row titled "Highest Quarterly Anniversary Value GMDB", the cell titled "Brief Description of Restrictions/Limitations" is deleted and replaced with the following:

BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

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(To be used with JMV18691ISP 08/23)

VPS00042 11/23